Exhibit 10.1

AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT

AND

REAFFIRMATION OF PERFORMANCE GUARANTY

This AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY (this “Amendment”), dated as of November 4, 2026, is entered into by and among OLIN FINANCE COMPANY, LLC, as seller under the Receivables Purchase Agreement (as defined below) (in such capacity, together with its successors and permitted assigns in such capacity, the “Seller”), OLIN CORPORATION (which, upon consummation of the OlinHuntsman Merger (as defined herein), expects to change its name to OlinHuntsman Corporation), a Virginia corporation, in its individual capacity (“Olin”), as initial servicer under the Receivables Purchase Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrative agent under the Receivables Purchase Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”), as a committed purchaser under the Receivables Purchase Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Committed Purchaser”), and as group agent for the PNC Group under the Receivables Purchase Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Group Agent”), THE TORONTO-DOMINION BANK (“TD Bank”), as a related committed purchaser under the Receivables Purchase Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Related Committed Purchaser”) and as group agent for the TD Bank Group under the Receivables Purchase Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Group Agent”), GTA FUNDING LLC, as conduit purchaser for the TD Bank Group under the Receivables Purchase Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Conduit Purchaser”), TRUIST BANK, as a committed purchaser under the Receivables Purchase Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Committed Purchaser” and collectively with PNC as a Committed Purchaser and the Related Committed Purchaser, the “Committed Purchasers”, and together with the Conduit Purchaser, the “Purchasers”), and as group agent for the Truist Group under the Receivables Purchase Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Group Agent”, and collectively with PNC as a Group Agent and TD Bank as a Group Agent, the “Group Agents”), and the various other Purchasers and Group Agents from time to time party to the Receivables Purchase Agreement, and acknowledged and agreed to by PNC CAPITAL MARKETS LLC, as structuring agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Structuring Agent”), and is reaffirmed by, with respect to Section 12 hereof, Olin, as performance guarantor (in such capacity, together with its successors and permitted assigns in such capacity, the “Performance Guarantor”).

BACKGROUND

WHEREAS, the Seller, the Servicer, the Persons from time to time party thereto as Purchasers and as Group Agents, the Administrative Agent, and, solely with respect to Section 10.13 thereof, the Structuring Agent, entered into the Receivables Purchase Agreement as of November 20, 2024 (as amended, restated, supplemented or otherwise modified prior to the date hereof, including by Amendment No. 1 thereto, dated, April 29, 2026, the “Existing Receivables Purchase Agreement”; and as amended hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”);

WHEREAS, the Performance Guarantor entered into the Performance Guaranty as of November 20, 2024 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Performance Guaranty”) in favor of, and as accepted by, the Administrative Agent; and

WHEREAS, the parties hereto wish to amend the Existing Receivables Purchase Agreement pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Existing Receivables Purchase Agreement.

SECTION 2. Amendments to Existing Receivables Purchase Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Existing Receivables Purchase Agreement is hereby amended as follows:

(a)       The definition of “Change in Control” as set forth in Section 1.01 of the Existing Receivables Purchase Agreement shall be amended and restated in its entirety as follows:

““Change in Control” means the occurrence of any of the following:

(a)       Olin ceases to own, directly, 100% of the issued and outstanding Capital Stock and all other equity interests of the Seller; or

(b)       (i) any “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) shall acquire “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than thirty-three and one third percent (33 1/3%) of the voting power of the then outstanding Capital Stock of Olin entitled to vote generally in the election of the directors of Olin (excluding Capital Stock having such power only by reason of a contingency) or (ii) the members of the board of directors of Olin (the “Board”) at the commencement of any period of seven hundred thirty (730) consecutive days (together with any other directors whose appointment or election by the Board or whose nomination for election by stockholders of Olin was approved by a vote of at least a majority of the directors then in office who either were directors at the beginning of such period or whose appointment or election or nomination for election was previously so approved) shall cease to constitute a majority of the Board at the end of such period; provided, however, that a Change in Control shall not be deemed to have occurred under clause (i) above if (x) Olin shall have merged, amalgamated or disposed of a portion of its assets in compliance with the requirements of Section 7.02(o) within ten (10) days after the acquisition of such beneficial ownership shall have occurred and (y) no person or group shall have beneficial ownership of more than thirty-three and one third percent (33 1/3%) of the voting power of the then outstanding Capital Stock of Olin entitled to vote generally in the election of the directors of Olin (excluding Capital Stock having such power only by reason of a contingency) after such merger, amalgamation or disposition.”. For the avoidance of doubt, a Change in Control shall not be deemed to have occurred as a result of the OlinHuntsman Merger.

(b)       Clause (d) of the definition of “Excess Concentration” as set forth in Section 1.01 of the Existing Receivables Purchase Agreement shall be amended and restated in its entirety as follows:

“(d) excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables, the Obligors of which are (x) Eligible Foreign Obligors organized in, and whose principal place of business is in, a country that has a long-term sovereign foreign-currency rating less than “BBB-” by S&P or “Baa3” by Moody’s and (y) Group A Obligors, Group B Obligors, Group C Obligors and Group D Obligors, net of any other Excess Concentration amounts, over (ii) the product of (A) 7.50%, multiplied by (B) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus”.

(c)       The definition of “Scheduled Termination Date” as set forth in Section 1.01 of the Existing Receivables Purchase Agreement shall be amended and restated in its entirety as follows:

““Scheduled Termination Date” means July 31, 2028.”.

(d)       The following new definition is added to Section 1.01 of the Existing Receivables Purchase Agreement in appropriate alphabetical order as follows:

““OlinHuntsman Merger” means the direct merger of Huntsman Corporation, a Delaware corporation, with and into Olin, with Olin as the surviving entity, in accordance with that certain Agreement and Plan of Merger, dated as of June 15, 2026, by and among Olin Corporation, Huntsman, Olympus Merger Sub, Inc. and Hook Merger Sub LLC (including the exhibits, appendices and schedules thereto) as in effect on the date hereof.

(e)       Clause (i) of Section 7.02(o) of the Existing Receivables Purchase Agreement shall be amended and restated in its entirety as follows:

“(i) shall not merge, amalgamate or consolidate with or into any other Person (other than a Subsidiary), except pursuant to the OlinHuntsman Merger, and”.

(f)       Upon consummation of the OlinHuntsman Merger, each reference to “Olin Corporation” in the Existing Receivables Purchase Agreement shall be replaced with “OlinHuntsman Corporation”.

SECTION 3. Acknowledgment of Name Change. For purposes of the Transaction Documents and any notice required thereby, the Administrative Agent and each Group Agent (as defined therein) hereby acknowledge that Olin Corporation will change its name to OlinHuntsman Corporation upon consummation of the OlinHuntsman Merger.

SECTION 4. Representations, Warranties and Enforceability. Each of the Seller and the Servicer hereby represents and warrants to the Administrative Agent, the Group Agents and the Purchasers as of the date hereof with respect to itself, as follows:

(a)       the representations and warranties of it contained in Section 6.01 and Section 6.02, as applicable, of the Existing Receivables Purchase Agreement are true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case, such representations and warranties shall be true and correct as made) on and as of the date hereof as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case such representations and warranties shall be true and correct as made) on and as of such earlier date;

(b)       after giving effect to this Amendment, no event has occurred and is continuing, or would result from this Amendment, that constitutes an Event of Default or Unmatured Event of Default, as set forth in Section 9.01 of the Receivables Purchase Agreement; and

(c)       (i) the execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Receivables Purchase Agreement are within its organizational powers and have been duly authorized by all necessary action on its part and (ii) this Amendment and the Receivables Purchase Agreement have been duly executed and are its valid and legally binding obligations, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

SECTION 5. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

(a)       The Administrative Agent shall have received fully executed counterparts of this Amendment.

(b)       The Administrative Agent shall have received such documents and certificates as the Administrative Agent shall have reasonably requested on or prior to the date hereof.

(c)       After giving effect to this Amendment, no Event of Default or Unmatured Event of Default, as set forth in Section 9.01 of the Receivables Purchase Agreement, shall have occurred and be continuing.

(d)       The Administrative Agent, each Group Agent and each Purchaser (or the Structuring Agent on behalf of PNC, as applicable), in each case, under the Receivables Purchase Agreement shall have received all fees and other amounts due and payable to it under the Transaction Documents and in connection with this Amendment on or prior to the date hereof, including, to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable and documented out-of-pocket fees, charges and disbursements of counsel) required to be paid or reimbursed on or prior to the date hereof. To the extent such fees and other amounts have not yet been invoiced, the Seller agrees to remit payment to the applicable party promptly upon receipt of such invoice.

SECTION 6. Amendment. The Seller, the Servicer, the Administrative Agent, the Group Agents, the Purchasers, and, with respect to Section 12 hereof, the Performance Guarantor, hereby agree that the provisions and effectiveness of this Amendment shall apply to the Existing Receivables Purchase Agreement as of the date hereof. Except as amended by this Amendment, the Existing Receivables Purchase Agreement remains unchanged and in full force and effect. This Amendment is a Transaction Document.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.

SECTION 8. Captions. The headings of the Sections of this Amendment are provided solely for convenience of reference and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.

SECTION 9. Successors and permitted assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Seller, the Servicer, the Administrative Agent, the Group Agents, the Purchasers, and, with respect to Section 12 hereof, the Performance Guarantor and their respective successors and permitted assigns.

SECTION 10. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11. Governing Law and Jurisdiction. The provisions of the Existing Receivables Purchase Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment by reference as if such provisions were set forth herein.

SECTION 12. Ratification of Performance Guarantee. After giving effect to this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

OLIN FINANCE COMPANY, LLC, as the Seller

By:	/s/ Teresa M. Vermillion
Name:	Teresa M. Vermillion
Title:	Vice President & Treasurer

OLIN CORPORATION, as the Servicer

By:	/s/ Teresa M. Vermillion
Name:	Teresa M. Vermillion
Title:	Vice President & Treasurer

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Acknowledged and reaffirmed by, with respect to Section 12 hereof, as of the date first written above:

OLIN CORPORATION, as the Performance Guarantor

By:	/s/ Teresa M. Vermillion
Name:	Teresa M. Vermillion
Title:	Vice President & Treasurer

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PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent

By:	/s/ Henry Chan
Name:	Henry Chan
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as the Group Agent for the PNC Group

By:	/s/ Henry Chan
Name:	Henry Chan
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser

By:	/s/ Henry Chan
Name:	Henry Chan
Title:	Senior Vice President

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THE TORONTO-DOMINION BANK, as the Group Agent for the TD Bank Group

By:	/s/ Luna K. Mills
Name:	Luna K. Mills
Title:	Managing Director

THE TORONTO-DOMINION BANK, as a Related Committed Purchaser

By:	/s/ Luna K. Mills
Name:	Luna K. Mills
Title:	Managing Director

GTA FUNDING LLC, as Conduit Purchaser for the TD Bank Group

By:	/s/ Kevin J. Corrigan
Name:	Kevin J. Corrigan
Title:	Vice President

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TRUIST BANK, as the Group Agent for the Truist Group

By:	/s/ Anthony Ballard
Name:	Anthony Ballard
Title:	Vice President

TRUIST BANK, as a Committed Purchaser

By:	/s/ Anthony Ballard
Name:	Anthony Ballard
Title:	Vice President

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Acknowledged and agreed to by, as of the date first written above:

PNC CAPITAL MARKETS LLC, as the Structuring Agent

By:	/s/ Henry Chan
Name:	Henry Chan
Title:	Managing Director

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